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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 20, 2000 answerthink, inc.
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             (Exact Name of Registrant as Specified in its Charter)



            Florida                          0-24343           65-0750100
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  (State or other jurisdiction            (Commission         (IRS Employer
      of incorporation)                   File Number)      Identification No.)


1001 Brickell Bay Drive, Suite 3000, Miami, Florida               33131
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (305) 375-8005
                                                     --------------


                      AnswerThink Consulting Group, Inc.
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          -------------

          The Registrant hereby incorporates by reference the information contained in Exhibit 99.1 hereto in response to this Item 5, announcing a change in the name of the Registrant from AnswerThink Consulting Group, Inc. to answerthink, inc.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------


     (c)  Exhibits.

          Exhibit No.           Exhibit

          99.1                  Press release
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANSWERTHINK, INC.



Date: June 28, 2000                  By:  /s/ John F. Brennan
                                        -----------------------------------
                                        John F. Brennan
                                        Executive Vice President and
                                        Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit Number                               Exhibit
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      99.1                                 Press release
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                                                                    Exhibit 99.1

            ANSWERTHINK CONSULTING GROUP, INC. CHANGES ITS NAME TO
                               ANSWERTHINK, INC.

        -- Name Change Marks Evolution to eBusiness Services Provider --

MIAMI, June 20, 2000 answerthink, inc. (NASDAQ: ANSR) announced today the formal change of its name from AnswerThink Consulting Group to answerthink, inc. The name change is effective today with the Florida Department of State, Division of Corporations and The Nasdaq Stock Market.

The new name represents the company's evolution to being a provider of a broad range of eBusiness services to client companies.

Last November, AnswerThink Consulting Group, a provider of consulting, benchmarking and best practices, technology integration and eCommerce services merged with THINK New Ideas, an integrated strategic marketing, technology and communications firm, based in New York City. The combined entity, now known as answerthink, inc., helps Fortune 1000 and dot.com clients define, design, build, market and support eBusiness solutions, providing capabilities in five key areas: eBusiness strategy, benchmarking, branding and marketing, Web development, and technology architecture and integration.

"eBusiness services firms need to provide a comprehensive range of skills and resources to help clients exploit the opportunities of the new economy," said Ted Fernandez, Chairman and CEO of answerthink. "We designed answerthink to be that company, bringing together a broad spectrum of capabilities that deliver innovative ideas, proven results and business value to clients, ensuring that they succeed in this new business environment."

The company operates offices in nineteen cities throughout the United States and Europe.


About answerthink, inc.
answerthink, inc. (www.answerthink.com) provides comprehensive eBusiness strategy, marketing and technology-enabled solutions focused on the emerging Internet-driven marketplace. As an eBusiness leader, the Company offers a wide range of integrated solutions, including best practices benchmarking, eBusiness strategy and architecture, branding, interactive marketing, web design and implementation, and technology integration. These solutions span multi-entity functional areas and include supply chain, sales and marketing, customer support, finance, human resources, information technology and procurement as well as a line of business specialty markets such as retail, healthcare and automotive. For more information, call 1-877-423-4321.